                                                                   EXHIBIT 10.18

                                  June 4, 1997
                               ("Effective Date")


ERC Industries, Inc.
16920 Park Row
Houston, Texas  77084

RE:   $10,000,000.00  Revolving Line of Credit from Texas Commerce Bank National
Association ("Bank") to ERC Industries, Inc., ("Borrower")

Gentlemen:

     Bank is pleased to renew and increase to $10,000,000.00 the revolving line of credit (the "Revolving Line of Credit") for loans and the issuance of commercial and standby letters of credit, subject to the terms and conditions stated herein (as the same may be amended, renewed, extended, supplemented or restated from time to time, this "Letter Agreement" or "Agreement").

     NOW THEREFORE, in consideration of the above stated premises, Bank and Borrower hereby agree as follows:


                 T E R M S  A N D  C O N D I T I O N S
                 -------------------------------------

                     SECTION 1 - THE LINE OF CREDIT
                     ---------   ------------------

Section 1.1  REVOLVING LINE OF CREDIT

A. Advances: The Bank agrees to make advances (an "Advance" or "Advances") to Borrower, upon request of Borrower from time to time from the Effective Date to but not including May 25, 1998 not to exceed at any one time outstanding the lesser of the Borrowing Base or $10,000,000.00, Borrower having the right to borrow, repay and reborrow. Advances shall be used for the purpose of meeting the working capital requirements and general corporate purposes of Borrower. Advances shall be evidenced by, and made as provided in a promissory note of even date herewith executed by Borrower and delivered to Bank ("Note"), a copy of which is attached hereto as Exhibit "A" and made a part hereof for all purposes (the "Note" as used in this Agreement, shall include without limitation, any and all renewals, extensions, modifications, rearrangements, replacements thereof and substitutions therefor).

B. Letters of Credit: The Bank agrees to issue standby and commercial letters of credit (an "L/C" or "L/Cs") from time to time, from the Effective Date to but not including May 25, 1998, for the account of Borrower and in favor of such person or persons as may be designated by Borrower. Each L/C shall have an expiration date of no later than May 25, 1999. The Borrower shall reimburse the Bank immediately upon demand for any drawings made under an L/C. Prior to May 25, 1998, the Borrower may request an Advance under the Note, and the Bank is hereby authorized to make such an Advance without notice to the Borrower, to pay any drawing under any L/C.

C.   Maximum Amount:

     The maximum amount which will be available to Borrower under the Revolving Line of Credit is the lesser of the Borrowing Base or $10,000,000.00 ("Maximum Amount"), which in determining whether any amounts are available under the Revolving Line of Credit, Bank will deduct from the Maximum Amount, the amount of all unpaid Advances (the outstanding principal balance on the Note) and all L/C Obligations. The term "L/C Obligations" shall mean the face amount of all L/Cs issued and outstanding plus any unreimbursed drawings under the L/Cs plus any other amounts owing to Bank under or in respect of any L/C or Application (as hereinafter defined). Borrower and Bank agree that the following outstanding L/Cs shall be deemed made under and subject to the terms of this Agreement.


                                   VALUE     EXPIR.
                       NUMBER       DATE      DATE      AMOUNT
                       ---------  --------  --------  -----------

                       I444134    03/09/94  03/01/95  $  7,662.08
                       I451961    03/22/95  02/15/98   150,000.00
                       I455643    08/29/95  10/31/97     2,820.00
                       I460191    03/05/96  08/30/96    10,000.00
                       I464760    09/16/96  09/30/98     1,648.00
                       I465275    10/04/96  08/15/97     6,000.00

Section 1.2 BORROWING BASE REPORT. Within 30 days after the end of every calendar month Borrower shall furnish the Bank a Borrowing Base Report substantially in the form of Exhibit B, together with an accounts receivable aging and listing.

Section 1.3 BORROWING BASE. The Borrowing Base shall be the amount available for borrowing on each Borrowing Base Report, subject to verification by the Bank. If the Bank upon such verification does not agree with the Borrowing Base Report submitted, within 5 days after written notice by Bank to Borrower, Borrower shall correct such Borrowing Base Report and paydown the Note in accordance with the corrected Borrowing Base Report. If no Borrowing Base Report is received within the time specified, the Bank may in its sole discretion set the Borrowing Base at any amount it deems appropriate.

                               Page 1 of 5 Pages

ERC INDUSTRIES, INC.
Letter Agreement
June 4, 1997 ("Effective Date")



Section 1.4 REQUIRED PAYDOWNS. If the outstanding principal balance of the Note plus all L/C obligations at any time exceeds the Borrowing Base then in effect, Borrower shall make a paydown on the Note in an amount sufficient to reduce the unpaid balance on the Note to an amount that when added to all L/C Obligations is no greater than the Borrowing Base. Such paydown shall be accompanied by: (a) all accrued and unpaid interest on the amount prepaid; and
(b) any prepayment charge required by the Note and shall be due concurrently with the Borrowing Base Report.

Section 1.5  INTEREST RATE, TERMS AND FEES:

A. The Note: Advances under the Note shall bear interest at the rates of interest as determined in accordance with the terms of the Note. Principal and interest on each Advance shall be made as more particularly described in the Note.

B. Letter of Credit Fees: In consideration for the issuance of any L/C, Borrower agrees to pay to Bank a letter of credit issuance fee ("Fee") in respect of such L/C in an amount equal to: (1) in the case of commercial L/Cs, one quarter of one percent (1/4%) per quarter or fraction thereof on the face amount of such L/C; and (2) in the case of standby L/Cs one percent (1%) per annum on the face amount of such L/C. The Fee shall be paid to Bank at its offices at 712 Main Street, Third Floor, Houston, Texas 77002 to the attention of the Manager, Documentary Services Division, or such other address designated by the Bank, in advance of the date of issuance of such L/C. The Fee in respect of each L/C shall be calculated from the date of issuance of the L/C to and including the date of expiration of such L/C calculated in accordance with the then current fee schedule of Bank.

Section 1.6 MATURITY: The Revolving Line of Credit shall expire: (i) on May 25, 1998; or (ii) such earlier date resulting from acceleration as defined in
Section 5 hereof.

Section 1.7 COLLATERAL: Borrower ratifies and confirms that its obligations under the Revolving Line of Credit, the Note, L/Cs and Applications are secured by a security interest of first priority in Borrower's accounts receivables and inventory as evidenced by a Security Agreement dated February 26, 1991 executed by Borrower and Bank as amended by a First Amendment dated as of February 26, 1991 (as further amended, supplemented or replaced from time to time, the "Security Agreement"). References to the Credit Agreement and Note in the Security Agreement shall mean this Agreement and the Note referenced herein.
The Agreement, the Security Agreement, the Note, the Applications, the L/Cs and each and every other written document, instrument, agreement related to the Revolving Line of Credit (together with any and all renewals, extensions, modifications, supplements, amendments and replacements thereof) that may be required to be executed and delivered by Borrower to Bank shall hereinafter be called the "Loan Documents".

Section 1.8 NEGATIVE PLEDGE: Borrower will not create or permit to exist any lien upon any of its property now owned or hereafter acquired, or acquire any property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; or in any manner directly or indirectly sell, assign, pledge or otherwise transfer any of its accounts or other property, except: (a) liens, not for borrowed money, arising in the ordinary course of business; (b) liens for taxes not delinquent or being contested in good faith by appropriate proceedings; (c) liens in effect on the date hereof and disclosed to Bank in writing, so long as neither the indebtedness secured thereby nor the property covered thereby increases; (d) liens in favor of Bank, or otherwise approved in writing by Bank; (e) liens resulting from the leasing of equipment; and (f) purchase money liens not to exceed $300,000.00 in the aggregate per year, arising in the ordinary course of business. Notwithstanding anything to the contrary herein, Borrower will not permit any Lien on any accounts receivable or inventory that secures the Loans unless Bank shall provide Borrower with Bank's prior written consent.

                 SECTION 2 - CONDITIONS PRECEDENT
                 ---------   --------------------

Section 2.1 CONDITIONS PRECEDENT: The Bank shall be under no obligation to make any Advance or issue any L/C, until the Borrower has executed and delivered, in form and substance satisfactory to Bank, the following documents:
(i) this Agreement; (ii) the Note; (iii) an application substantially in the form of, in the case of each commercial L/C, Exhibit "C-1" attached hereto, and in the case of each standby L/C, Exhibit "C-2" attached hereto, in each case, duly completed and executed by Borrower to the complete satisfaction of Bank ("Application" or "Applications") not less than two Business Days prior to the date on which the L/C is requested to be issued; and (iv) any other document, instrument, certificate or instrument that Bank may reasonably require to consider the request.

                 SECTION 3 - REPRESENTATION AND WARRANTIES
                 ---------   -----------------------------

  To induce Bank to enter into this Agreement and to make Advances and issue L/Cs, Borrower represents and warrants that on the date hereof and on the date of each request for an Advance and submission of each Application, and on the date of making an Advance and the date of issuance of any L/C, and at all times during the term of this Agreement:

Section 3.1 ORGANIZATION, DUE EXECUTION, AND ENFORCEABILITY: Borrower is and shall remain duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; has all the power and authority to conduct its business as presently conducted, and is duly qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification desirable; the execution of the Loan Documents by Borrower has been duly authorized and does not contravene the articles of incorporation or, by-laws of Borrower, and will not result in the breach of, or constitute a default under any agreement, judgment, order or decree binding upon Borrower, and the Loan Documents executed by Borrower are legally binding obligations of Borrower, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other similar laws;

                               Page 2 of 5 Pages

ERC INDUSTRIES, INC.
Letter Agreement
June 4, 1997 ("Effective Date")


Section 3.2 ACCURATE INFORMATION: The information in the financial statements and other information provided, or to be provided to Bank by Borrower is true, correct and accurate in all material respects as of the date provided and shall be true and correct in all material respects on the date that any Advance or L/C is requested to be funded or issued;

Section 3.3 NO DEFAULTS: No Event of Default (as defined hereinafter) or default exists under this Agreement or under any of the other Loan Documents and no default exists under any other agreement material to the financial condition of Borrower or is continuing;

Section 3.4 NO LITIGATION, ETC.: Borrower is not subject to any order, judgment, or litigation which could materially and adversely affect its respective financial condition, business affairs or operations;

Section 3.5 PAYMENT OF TAXES: Borrower has paid all its taxes due and owing including without limitation employment taxes, except for those for which extensions have been obtained and those being contested in good faith and for which adequate reserves have been established;

Section 3.6 COMPLIANCE, GOVERNMENTAL REQUIREMENTS AND PERMITS: Borrower is not subject to any governmental order, any administrative or judicial order or judgment that could materially and adversely affect its financial condition, business affairs or operations of its business. Borrower has no material contingent liability with respect to compliance with laws, rules and regulations applicable to Borrower; and

Section 3.7 REGULATION U: None of the proceeds of any Advance shall be used for the purpose of purchasing or carrying directly or indirectly, any margin stock or for any other purpose which would make any credit provided by Bank to Borrower hereunder a purpose credit within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.

                     SECTION 4 - COVENANTS
                     ---------   ---------

  Borrower covenants and agrees that so long as any amounts remain unpaid under the Note or any L/C is outstanding or any amounts are owing under the other Loan Documents it shall:

Section 4.1 FINANCIAL STATEMENTS AND FINANCIAL COVENANTS: ensure that financial statements and financial covenants comply with the financial covenants and other covenants described, and calculated as set forth, in Exhibit "D". Unless otherwise provided on Exhibit "D", all such amounts and ratios will be calculated: (a) on the basis of United States GAAP for the Borrower; and (b) on a consolidated basis. Compliance with the requirements of Exhibit "D" will be determined as of the dates of the financial statements to be provided to Bank;

Section 4.2 REPRESENTATION AND WARRANTIES: ensure that each of the representations and warranties of Borrower contained herein shall be true and correct when given and when deemed given hereunder and notify Bank immediately should any representation or warranty become untrue or misleading;

Section 4.3 NOTIFICATION OF CORPORATE AND OTHER CHANGES: notify Bank in writing at least 30 days prior to any date that Borrower changes its name or the location of its principal place of business or the location of its books and records, and notify Bank immediately if Borrower becomes a party to any merger or consolidation, or if there is a change or modification to its business or legal structure; and

Section 4.4 COMPLIANCE: at all times comply with applicable laws, rules, regulations, ordinances and Executive Orders.

              SECTION 5 - EVENTS OF DEFAULT AND REMEDIES
              ---------   ------------------------------

  If any of the following events ("Events of Default") shall occur, then Bank may do any or all of the following: (1) declare the Note to be, and thereupon the principal balance of the Note shall forthwith become, immediately due and payable, together with all accrued and unpaid interest thereon and all fees and all other obligations and indebtedness of Borrower under the Loan Documents, without notice of acceleration or of intention to accelerate, presentment and demand or protest, all of which are hereby expressly waived; (2) without notice to Borrower, terminate the Revolving Line of Credit and refuse to consider requests for Advances and issuances of L/Cs; (3) set off, in any order, against the indebtedness of Borrower under the Loan Documents any debt owing by Bank to Borrower, including, but not limited to, any deposit account, which right is hereby granted by Borrower to Bank; and (4) exercise any and all other rights pursuant to the Loan Documents, at law, in equity or otherwise:

(a) Borrower shall fail to pay any principal of or interest on the Note or any other obligation under any Application or under any other Loan Document as and when due; or

(b) Borrower shall fail to pay at maturity, or within any applicable period of grace, any principal of or interest on any other borrowed money obligation or shall fail to observe or perform any term, covenant or agreement contained in any agreement or obligation by which it is bound; or

(c) Any representation or warranty made in connection with any Loan Document shall prove to have been incorrect, false or misleading; or

(d) Default shall occur in the punctual and complete performance of any covenant contained in any Loan Document; or

(e) Final judgment for the payment of money shall be rendered against Borrower and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed; or

(f) Any order shall be entered in any proceeding against Borrower decreeing the dissolution, liquidation or split-up thereof, and such order shall remain in effect for 30 days; or

(g) Borrower shall make a general assignment for the benefit of creditors or shall petition or apply to any tribunal for the appointment of a trustee, custodian, receiver or liquidator of all or any substantial part of its business, estate or assets or shall

                               Page 3 of 5 Pages

ERC INDUSTRIES, INC.
Letter Agreement
June 4, 1997 ("Effective Date")


commence any proceeding under any bankruptcy, insolvency, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or any such petition or application shall be filed or any such proceeding shall be commenced against Borrower and Borrower, by act or omission shall indicate approval thereof, consent thereto or acquiescence therein, or an order shall be entered appointing a trustee, custodian, receiver or liquidator of all or any substantial part of the assets of Borrower or granting relief to Borrower or approving the petition in any such proceeding, and such order shall remain in effect for more than 30 days; or Borrower shall fail generally to pay its debts as they become due or suffer any writ of attachment or execution or any similar process to be issued or levied against it or any substantial part of its property which is not released, stayed, bonded or vacated within 30 days after its issue or levy; or

(h) Borrower shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or

(i) Any change shall occur in the ownership of Borrower, such that John Wood Group P.L.C. shall not remain directly or indirectly, the majority owner of Borrower.

                    SECTION 6 - MISCELLANEOUS
                    ---------   -------------

Section 6.1 AMENDMENTS AND WAIVERS: No failure to exercise and no delay on the part of Bank in exercising any power or right in connection herewith or under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other power or right. No course of dealing between Borrower and Bank shall operate as a waiver of any provision of this Agreement or any other Loan Document nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by the person against whom enforcement thereof is to be sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

Section 6.2 EXPENSES: Any provision to the contrary notwithstanding, and whether or not the transactions contemplated by this Agreement shall be consummated, Borrower agrees to pay on demand all reasonable out-of-pocket expenses (including, without limitation, the fees and expenses of counsel for Bank) in connection with the negotiation, preparation, execution, filing, recording, modification, supplementing and waiver of the Loan Documents and the making, servicing and collection of any of the indebtedness evidenced by the Note and any Application. The obligations of Borrower under this and the following section shall survive the termination of this Agreement.

Section 6.3 USURY: It is the intent of Borrower and of Bank in the execution and performance of this Agreement and any other Loan Document to contract in strict compliance with the usury laws of the State of Texas and as applicable, the United States of America. Borrower and Bank agree that none of the terms and provisions contained in this Agreement or any other Loan Document shall ever be construed to create a contract to pay for the use, forbearance or detention of money with interest at a rate in excess of the maximum nonusurious rate of interest permitted to be charged by applicable Federal or Texas law (whichever shall permit the higher lawful rate) from time to time in effect ("Highest Lawful Rate"). At all times, if any, that Chapter One of the Texas Credit Code shall establish the Highest Lawful Rate, the Highest Lawful Rate shall be the "indicated rate ceiling" as defined in that Chapter. The provisions of this paragraph shall control over all other provisions of this Agreement and all other Loan Documents which may be in apparent conflict herewith. In the event Bank shall collect moneys which are deemed to constitute interest in excess of the legal rate, such moneys shall be immediately returned to the payor thereof (or, at the option of Bank, credited against the unpaid principal of the Note) upon such determination.

Section 6.4 SURVIVAL: All representations, warranties, covenants and agreements made by or on behalf of Borrower in connection with the Loan Documents shall survive the execution and delivery of the Loan Documents; shall not be affected by any investigation made by Bank, and shall bind Borrower and successors, trustees, receivers and assigns of Borrower and inure to the benefit of the successors and assigns of Bank; provided that the undertaking of Bank hereunder to consider making Advances to and for issuances of L/Cs upon the application of Borrower shall not inure to the benefit of any successor or assign of Borrower. Except as otherwise provided herein, the term of this Agreement shall be until the final maturity of the Note and the full and final payment of all amounts due under the Note and any Application and the Loan Documents.

Section 6.5 DOCUMENTARY MATTERS: This Agreement may be executed in several identical counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument. The headings and captions appearing in the Loan Documents have been included solely for convenience and shall not be considered in construing the Loan Documents. The Loan Documents embody the entire agreement between Borrower and Bank and supersede all prior proposals, agreements and understandings. If any provision of any Loan Document shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

Section 6.6 PRIOR CREDIT AGREEMENT: This Letter Agreement supersedes that certain Agreement dated June 30, 1996 executed by Bank and Borrower in connection with the $5,000,000.00 Revolving Line of Credit available to the Borrower to but not including June 30, 1997.

Section 6.7 GOVERNING LAW: THIS AGREEMENT SHALL BE CONSTRUED AND GOVERNED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE THE LAWS OF THE UNITED STATES OF AMERICA.

                               Page 4 of 5 Pages

ERC INDUSTRIES, INC.
Letter Agreement
June 4, 1997 ("Effective Date")



Section 6.8 NO ORAL AGREEMENTS: THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                     Sincerely Yours,


                                     TEXAS COMMERCE BANK NATIONAL ASSOCIATION


                                     By: ________________________________

                                     Name: ______________________________

                                     Title: _____________________________

Acknowledged and agreed to this _____ day of June, 1997, but effective as of the Effective Date, by:

"BORROWER"

ERC INDUSTRIES, INC.

By: ______________________________________

Name: ____________________________________

Title: ___________________________________


EXHIBITS:
A    Promissory Note
B    Borrowing Base Report
C-1  Application for Commercial Letters of Credit
C-2  Application for Standby Letters of Credit
D    Financial Covenants And Compliance Certificate

                               Page 5 of 5 Pages

                                   EXHIBIT A
                                PROMISSORY NOTE
                                 (this "Note")

U.S. $10,000,000.00                                     June 4, 1997 ("Date")

FOR VALUE RECEIVED, ERC INDUSTRIES, INC., a Delaware corporation ("Borrower"), promises to pay to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Bank") on or before May 25, 1998, (the "Termination Date"), at its banking house at 712 Main Street, Houston, Harris County, Texas, or at such other location as Bank may designate, in lawful money of the United States of America, the lesser of: (i) the principal sum of TEN MILLION AND NO/100THS UNITED STATES DOLLARS (U.S. $10,000,000.00); or (ii) the aggregate unpaid principal amount of all loans made by Bank (each such loan being a "Loan"), which may be outstanding on the Termination Date. Each Loan shall be due and payable on the maturity date agreed to by Bank and Borrower with respect to such Loan (the "Maturity Date"). In no event shall any Maturity Date fall on a date after the Termination Date. Subject to the terms and conditions of this Note and the Letter Agreement, Borrower may borrow, repay and reborrow all or any part of the credit provided for herein at any time before the Termination Date, there being no limitation on the number of Loans made so long as the total unpaid principal amount at any time outstanding does not exceed the Maximum Loan Total. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Letter Agreement.
"Adjusted LIBOR Rate" means a per annum interest rate determined by Bank by dividing: (i) the LIBOR Rate by (ii) Statutory Reserves provided that Statutory Reserves is greater than zero, otherwise Adjusted LIBOR Rate means a per annum interest rate equal to the LIBOR Rate. "LIBOR Rate" means with respect to any LIBOR Loan for any Interest Period the interest rate determined by Bank by reference to the British Bankers' Association Interest Settlement Rates (as set forth by any service selected by Bank which has been nominated by the British Bankers' Association as an authorized information vender for the purpose of displaying such rates including but not limited to Bloomberg, Reuters or Telerate) to be the rate at approximately 11:00 a.m. London time, two Business Days prior to the commencement of such Interest Period for dollar deposits in an amount comparable to such LIBOR Loan with a maturity comparable to such Interest Period.
"Board" means the Board of Governors of the Federal Reserve System of the United States.
"Borrowing Date" means any Business Day on which Bank shall make or continue a Loan hereunder.
"Business Day" means a day: (i) on which Bank and commercial banks in New York City are generally open for business; and (ii) with respect to LIBOR Loans, on which dealings in United States Dollar deposits are carried out in the London interbank market.
"Highest Lawful Rate" means the maximum nonusurious rate of interest from time to time permitted by applicable law. If Texas law determines the Highest Lawful Rate, Bank has elected the "indicated" (weekly) ceiling as defined in the Texas Credit Code or any successor statute. Bank may from time to time, as to current and future balances, elect and implement any other ceiling under such Code and/or revise the index, formula or provisions of law used to compute the rate on this open-end account by notice to Borrower, if and to the extent permitted by, and in the manner provided in such Code.
"Interest Period" means the period commencing on the Borrowing Date and ending on the Maturity Date, consistent with the following provisions. The duration of each Interest Period shall be: (a) in the case of a Prime Rate Loan, a period of up to the Termination Date unless any portion thereof is converted to a LIBOR Loan hereunder; and (b) in the case of a LIBOR Loan, a period of up to one, two, three or six months; in each case as selected by Borrower and agreed to by Bank. Borrower's choice of Interest Period is subject to the following limitations:
(i) No Interest Period shall end on a date after the Termination Date; and (ii) If the last day of an Interest Period would be a day other than a Business Day, the Interest Period shall end on the next succeeding Business Day (unless the Interest Period relates to a LIBOR Loan and the next succeeding Business Day is in a different calendar month than the day on which the Interest Period would otherwise end, in which case the Interest Period shall end on the next preceding Business Day).
"Letter Agreement" means the Letter Agreement of even date herewith executed by the Borrower and the Bank, as amended from time to time.
"LIBOR Loan" means a Loan which bears interest at a rate determined by reference to the Adjusted LIBOR Rate.
"Loan Documents" means this Note, the Letter Agreement and any document or instrument evidencing, securing, guaranteeing or given in connection with this Note.
"Maximum Loan Total" means (a) the lesser of (i) $10,000,000.00 or (ii) the Borrowing Base less (b) L/C Obligations.
"Obligations" means all principal, interest and other amounts which are or become owing under this Note or any other Loan Document.
"Obligor" means Borrower and any guarantor, surety, co-signer, general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations.
"Prime Rate" means the rate determined from time to time by Bank as its prime rate. The Prime Rate shall change automatically from time to time without notice to Borrower or any other person. THE PRIME RATE IS A REFERENCE RATE AND MAY NOT BE BANK'S LOWEST RATE.
"Prime Rate Loan" means a Loan which bears interest at a rate determined by reference to the Prime Rate.
"Statutory Reserves" means the difference (expressed as a decimal) of the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which Bank is subject to, with respect to the LIBOR Rate, for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. LIBOR Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any bank under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

  Loans may be either Prime Rate Loans or LIBOR Loans. Borrower shall pay interest on the unpaid principal amount of each Prime Rate Loan at a rate per annum equal to the lesser of: (i) the Prime Rate in effect from time to time minus three-quarters of one percent (3/4%) (the "Effective Prime Rate"); or (ii) the Highest Lawful Rate. Accrued interest on each Prime Rate Loan is due and payable on the last day of each calendar quarter, on the date of any conversion to a LIBOR Loan and on the Termination Date. Borrower shall pay interest on the unpaid principal amount of each LIBOR Loan for the Interest Period with respect thereto at a rate per annum equal to the lesser of: (i) the Adjusted LIBOR Rate plus one percent (1%) (the "Effective LIBOR Rate"); or (ii) the Highest Lawful Rate. Accrued interest on each LIBOR Loan is due on the last day of each Interest Period applicable thereto, and in the case of an Interest Period in excess of three months, on each day which occurs every three months after the initial date of such Interest Period, and on any prepayment (on the amount prepaid).

  If at any time the effective rate of interest which would otherwise be payable on any Loan evidenced by this Note exceeds the Highest Lawful Rate, the rate of interest to accrue on the unpaid principal balance of such Loan during all such times shall be limited to the Highest Lawful Rate, but any subsequent reductions in such interest rate shall not become effective to reduce such interest rate below the Highest Lawful Rate until the total amount of interest accrued on the unpaid principal balance of such Loan equals the total amount of interest which would have accrued if the Effective Prime Rate, or Effective LIBOR Rate, whichever is applicable, had at all times been in effect.

  Each LIBOR Loan shall be in an amount not less than $150,000.00 and an integral multiple of $50,000.00 in excess thereof. Each Prime Rate Loan shall be in an amount not less than $50,000.00 and an integral multiple of $50,000.00 in excess thereof. Interest with respect to Prime Rate Loans shall be computed on the basis of the actual number of days elapsed and a year comprised of: 365 (or 366 as the case may be) days. Interest with respect to LIBOR Loans shall be calculated on the basis of a 360 day year for the actual days elapsed, unless such calculation would result in a usurious interest rate, in which case such interest shall be calculated on the basis of a 365 or 366 day year, as the case may be.



                          EXHIBIT A  Page 1 of 4 Pages

                                                     Signed for Identification

                                                      By:_____________________

EXHIBIT A
PROMISSORY NOTE
ERC INDUSTRIES, INC.
June 4, 1997 ("Date")




  The unpaid principal balance of this Note at any time will be the total amounts advanced by Bank, less the amount of all payments or prepayments of principal. Absent manifest error, the records of Bank will be conclusive as to
amounts owed.    Loans shall be made on Borrower's irrevocable notice to Bank, given not later than 10:00 A.M. (Houston time) on, in the case of LIBOR Loans, the third Business Day prior to the proposed Borrowing Date or, in the case of Prime Rate Loans, the first Business Day prior to the proposed Borrowing Date. Each notice of a requested borrowing (a "Notice of Requested Borrowing") under this paragraph may be oral or written, and shall specify: (i) the requested amount; (ii) proposed Borrowing Date; (iii) whether the requested Loan is to be a Prime Rate Loan or LIBOR Loan; and (iv) Interest Period for the LIBOR Loan. If any Notice of Requested Borrowing shall be oral, Borrower shall deliver to Bank prior to the Borrowing Date a confirmatory written Notice of Requested Borrowing.

  Borrower may on any Business Day prepay the outstanding principal amount of any Prime Rate Loan, in whole or in part. Partial prepayments shall be in an aggregate principal amount of $50,000.00 or a greater integral multiple of $50,000.00. Borrower shall have no right to prepay any LIBOR Loan.

  Provided that no Event of Default has occurred and is continuing, Borrower may elect to continue all or any part of any LIBOR Loan beyond the expiration of the then current Interest Period relating thereto by providing Bank at least three Business Day's written or telecopy notice of such election, specifying the Loan or portion thereof to be continued and the Interest Period therefor and whether it is to be a Prime Rate Loan or LIBOR Loan provided that any continuation as a LIBOR Loan shall not be less than $150,000.00 and shall be in an integral multiple of $50,000.00. If an Event of Default shall have occurred and be continuing, the Borrower shall not have the option to elect to continue any such LIBOR Loan or to convert Prime Rate Loans into LIBOR Loans. Provided that no Event of Default has occurred and is continuing, Borrower may elect to convert any Prime Rate Loan at any time or from time to time to a LIBOR Loan by providing Bank at least three Business Day's written or telecopy notice of such election, specifying each Interest Period therefor. Any conversion of Prime Rate Loans shall not result in a borrowing of LIBOR Loans in an amount less than $150,000.00 and in integral multiples of $50,000.00.

  If at any time Bank determines in good faith (which determination shall be conclusive) that any change in any applicable law, rule or regulation or in the interpretation, application or administration thereof makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for Bank or its foreign branch or branches to maintain any LIBOR Loan by means of dollar deposits obtained in the London interbank market (any of the above being described as a "LIBOR Event"), then, at the option of Bank, the aggregate principal amount of all LIBOR Loans outstanding shall be prepaid; however the prepayment may be made at the sole option of the Bank with a Prime Rate Loan. Upon the occurrence of any LIBOR Event, and at any time thereafter so long as such LIBOR Event shall continue, the Bank may exercise its aforesaid option by giving written notice thereof to Borrower.

  If Bank determines after the date of this Note that any change in applicable laws, rules or regulations regarding capital adequacy, or any change in the interpretation or administration thereof by any appropriate governmental agency, or compliance with any request or directive to Bank regarding capital adequacy (whether or not having the force of law) of any such agency, increases the capital required to be maintained with respect to any Loan and therefore reduces the rate of return on Bank's capital below the level Bank could have achieved but for such change or compliance (taking into consideration Bank's policies with respect to capital adequacy), then Borrower will pay to Bank from time to time, within 15 days of Bank's request, any additional amount required to compensate Bank for such reduction. Bank will request any additional amount by delivering to Borrower a certificate of Bank setting forth the amount necessary to compensate Bank. The certificate will be conclusive and binding, absent manifest error. Bank may make any assumptions, and may use any allocations of costs and expenses and any averaging and attribution methods, which Bank in good faith finds reasonable.

  If any domestic or foreign law, treaty, rule or regulation (whether now in effect or hereinafter enacted or promulgated, including Regulation D of the Board) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law): (a) changes, imposes, modifies, applies or deems applicable any reserve, special deposit or similar requirements in respect of any Loan or against assets of, deposits with or for the account of, or credit extended or committed by, Bank; or (b) imposes on Bank or the interbank eurocurrency deposit and transfer market or the market for domestic bank certificates or deposit any other condition affecting any such Loan; and the result of any of the foregoing is to impose a cost to Bank of agreeing to make, funding or maintaining any such Loan or to reduce the amount of any sum receivable by Bank in respect of any such Loan, then Bank may notify Borrower in writing of the happening of such event and Borrower shall upon demand pay to Bank such additional amounts as will compensate Bank for such costs as determined by Bank. Without prejudice to the survival of any other agreement of Borrower under this Note, the obligations of Borrower under this paragraph shall survive the termination of this Note.

  Borrower will indemnify Bank against, and reimburse Bank on demand for, any loss, cost or expense incurred or sustained by Bank (including without limitation any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Bank to fund or maintain LIBOR Loans) as a result of: (a) any payment or prepayment (whether permitted by Bank or required hereunder or otherwise) of all or a portion of any LIBOR Loan on a day other than the Maturity Date of such Loan; (b) any payment or prepayment, whether required hereunder or otherwise, of any LIBOR Loan made after the delivery of a Notice of Requested Borrowing but before the applicable Borrowing Date if such payment or prepayment prevents the proposed Loan from becoming fully effective; or (c) the failure of any LIBOR Loan to be made by Bank due to any action or inaction of Borrower. Such funding losses and other costs and expenses shall be calculated and billed by Bank and such bill shall, as to the costs incurred, be conclusive absent manifest error.

  All past-due principal and interest on this Note, will, at Bank's option, bear interest at the Highest Lawful Rate, or if applicable law does not provide for a maximum nonusurious rate of interest, at a rate per annum equal to the Prime Rate plus five percent (5%).

  In addition to all principal and accrued interest on this Note, Borrower agrees to pay: (a) all reasonable costs and expenses incurred by Bank and all owners and holders of this Note in collecting this Note through probate, reorganization, bankruptcy or any other proceeding; and (b) reasonable attorney's fees if and when this Note is placed in the hands of an attorney for collection.

  Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Note will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the contract or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on the unpaid principal amount of this Note. All amounts constituting interest will be spread throughout the full term of this Note in determining whether interest exceeds lawful amounts.

  If any payment of interest or principal herein provided for is not paid when due, or if any Event of Default occurs under the terms of the Letter Agreement, then Bank may do any or all of the following: (i) cease making Loans hereunder;
(ii) declare the Obligations to be immediately due and payable, without notice of acceleration or of intention to accelerate, presentment and demand or protest or notice of any kind, all of which are hereby expressly waived; (iii) set off, in any order, against the Obligations any debt owing by Bank to any Obligor, including, but not limited to, any deposit account, which right is hereby granted by each Obligor to Bank; and (iv) exercise any and all other rights under the Loan Documents, at law, in equity or otherwise.

  No waiver of any default is a waiver of any other default. Bank's delay in exercising any right or power under any Loan Document is not a waiver of such right or power.

  Each Obligor severally waives notice, demand, presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, protest, notice of protest, and the filing of suit and diligence in collecting this Note and all other demands and notices, and consents and agrees that its liabilities and obligations will not be released or discharged by any or all of the following, whether with or without



                          EXHIBIT A Page 2 of 4 Pages



                                                       Signed for Identification

                                                        By:_____________________

EXHIBIT A
PROMISSORY NOTE
ERC INDUSTRIES, INC.
June 4, 1997 ("Date")




notice to it or any other Obligor, and whether before or after the stated maturity hereof: (i) extensions of the time of payment; (ii) renewals; (iii) acceptances of partial payments; (iv) releases or substitutions of any collateral or any Obligor; and (v) failure, if any, to perfect or maintain perfection of any security interest in any collateral. Each Obligor agrees that acceptance of any partial payment will not constitute a waiver and that waiver of any default will not constitute waiver of any prior or subsequent default.

  Where appropriate the neuter gender includes the feminine and the masculine and the singular number includes the plural number.

  Borrower represents and agrees that: all Loans evidenced by this Note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, or household use as such terms are used in Chapter One of the Texas Credit Code. Borrower represents and agrees that each of the following statements is true unless the box preceding that statement is checked and initialed by Borrower and Bank: (i) [ ] ___________ ___________ No advances will be used primarily for agricultural purposes as such term is used in the Texas Credit Code. (ii) [ ] _____________ _____________ No advances will be used for the purpose of purchasing or carrying any margin stock as that term is defined in Regulation U of the Board. Notwithstanding anything contained herein or in any other Loan Document, if this is a consumer credit obligation (as defined or described in 12 C.F.R. 227, Regulation AA, promulgated by the Board), the security for this credit obligation will not extend to any non-possessory security interest in household goods (as defined in Regulation AA) other than a purchase money security interest, and no waiver of any notice contained herein or therein will extend to any waiver of notice prohibited by Regulation AA.

  Chapter 15 of the Texas Credit Code shall not apply to this Note or to any Loan evidenced by this Note.

  This Note is issued by the Maker to evidence Loans outstanding from time to time not to exceed the Maximum Loan Total in the aggregate, pursuant to a $10,000,000.00 revolving line of credit (the "Revolving Line of Credit") extended by the Bank to the Maker pursuant to the Letter Agreement. It is given in renewal, increase and modification of that certain promissory note dated June 30, 1996 executed by Maker and payable to the order of the Bank on or before June 30, 1997 in the principal amount of $5,000,000.00.

  This Note is governed by Texas law. If any provision of this Note is illegal or unenforceable, that illegality or unenforceability will not affect the remaining provisions of this Note. BORROWER AND BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY BORROWER OR BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST BORROWER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. BANK MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.

  For purposes of this Note, any assignee or subsequent holder of this Note will be considered the "Bank," and each successor to Borrower will be considered the "Borrower."

  Each Borrower and cosigner represents that if it is not a natural person, it is duly organized and validly existing and in good standing under the laws of the state of its incorporation or organization; has full power to own its properties and to carry on its business as now conducted; is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification desirable; and has not commenced any dissolution proceedings. Each Borrower and cosigner that is subject to the Texas Revised Partnership Act ("TRPA") agrees that Bank is not required to comply with Section 3.05(d) of the TRPA and agrees that Bank may proceed directly against one or more partners or their property without first seeking satisfaction from partnership property. Each Borrower and cosigner represents that if it conducts business under an assumed business or professional name it has properly filed Assumed Name Certificate(s) in the office(s) required by Chapter 36 of the Texas Business and Commerce Code. Each of the persons signing below as Borrower or cosigner represents that he/she has full requisite power and authority to execute and deliver this Note to Bank on behalf of the party for whom he/she signs and to bind such party to the terms and conditions of this Note and that this Note is enforceable against such party.

  NO COURSE OF DEALING BETWEEN BORROWER AND BANK, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS NOTE OR ANY OTHER LOAN DOCUMENT.

  THIS NOTE AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.




                          EXHIBIT A Page 3 of 4 Pages


                                                       Signed for Identification

                                                         By:____________________

EXHIBIT A
PROMISSORY NOTE
ERC INDUSTIES, INC.
June 4, 1997 ("Date")





  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Borrower has executed this Note effective the day, month and year first aforesaid.


                             BORROWER:  ERC INDUSTRIES, INC.


                              By:_______________________________________________

                              Name:_____________________________________________

                              Title:____________________________________________

(Bank's signature is provided as its acknowledgment of the above as the final written agreement between the parties and as its agreement with each Borrower subject to TRPA that Bank is not required to comply with Section 3.05(d) of TRPA.)

TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:___________________________________________

Name:_________________________________________

Title:________________________________________





                          EXHIBIT A Page 4 of 4 Pages

                                                       Signed for Identification

                                                         By:____________________

                                   EXHIBIT B
                             BORROWING BASE REPORT
                            ACCOUNTS AND INVENTORY

Borrowing Base Report for Period Beginning: ____________________ AND ENDING ____________________ ("CURRENT PERIOD") REQUIRED BY THE CREDIT AGREEMENT DATED THE EFFECTIVE DATE (AS AMENDED, RESTATED, AND SUPPLEMENTED FROM TIME TO TIME, THE "AGREEMENT") BY AND BETWEEN ERC INDUSTRIES, INC. AND TEXAS COMMERCE BANK NATIONAL ASSOCIATION

_____________________________________________________________________________
THE BORROWING BASE REPORT MUST BE SUBMITTED TO BANK WITHIN 30 DAYS OF THE LAST DAY OF EACH CALENDAR MONTH BORROWER MUST PROVIDE ALONG WITH THE BORROWING BASE
REPORT:  AN ACCOUNTS RECEIVABLE AGINGS AND LISTING.

______________________________________________________________________________

Line  1.  Total Accounts as of the end of the Current Period                                       $_________________
          INELIGIBLE ACCOUNTS AS OF THE END OF THE CURRENT PERIOD:
      2.  That portion (e.g., invoice) of all of the Accounts
          of any Account Debtor where the Account is more than
          90 days from invoice date                                     $__________________
      3.  All of the Accounts, not already included in Line 2,
          of any Account Debtor if 20% of the dollar amount of all
          of the Accounts of such Account Debtor are more than
          90 days from invoice date                                     $__________________
      4.  That portion of all of the Accounts of any Account
          Debtor which exceeds 10% of the dollar amount of the
          total of all Accounts for all Account Debtors for
          the Current Period (Line 1)                                   $__________________
      5.  Intercompany and Affiliate Accounts                           $__________________
      6.  Government Accounts [GOVERNMENT ACCOUNTS MEANS
          receivables owed by the U.S. government or by the
          GOVERNMENT OF ANY STATE, COUNTY, MUNICIPALITY, OR
          OTHER POLITICAL SUBDIVISION AS TO WHICH BANK'S
          SECURITY INTEREST OR ABILITY TO OBTAIN DIRECT PAYMENT
          OF THE PROCEEDS IS GOVERNED BY ANY FEDERAL OR STATE
       7. Foreign Accounts (unless secured by a letter
          of credit issued by a bank satisfactory to the Bank, covered
          by Eximbank insurance or otherwise approved by Bank)          $__________________
       8. Accounts subject to any dispute or setoff or contra account   $__________________
       9. Other Ineligible Accounts                                     $___________________
      10. Total Ineligible Accounts for the Current Period                                         $___________________
          (Add Lines 2 through 9)
      11. Total Eligible Accounts for the Current Period                                           $____________________
          (Line 1 - Line 10)
      12. Multiplied by: Accounts Advance Factor                                                                      80%
      13. Equals:  ACCOUNTS COMPONENT OF BORROWING BASE                                            $____________________
      14. Total Inventory as of the end of the Current Period                                      $____________________
          INELIGIBLE INVENTORY AS OF THE END OF THE CURRENT PERIOD:
      15. Work in Process                                               $____________________
      16. Private label                                                 $____________________
      17. Obsolete                                                      $____________________
      18. Returned/damaged                                              $____________________
      19. Consigned/unowned                                             $____________________
      20. Subject to Purchase Money Security Interest                   $____________________
      21. Slow moving                                                   $____________________
      22. Other Ineligible Inventory                                    $____________________
      23. Total Ineligible Inventory as of the end of the
          Current Period (Lines 15 + 16 + 17 + 18 + 19 + 20 + 21 + 22)                             $____________________
      24. Total Eligible Inventory as of the end of the
          Current Period (Line 14 - Line 23)                                                       $____________________
      25. Multiplied by: Inventory Advance Factor                                                                     50%
      26. Equals:  INVENTORY COMPONENT OF BORROWING BASE                                           $____________________
          (Not to exceed 50% of the Borrowing Base)
      27. Total BORROWING BASE (not to exceed $10,000,000.00) as of
          the end of the Current Period (Line 13 + Line 26)                                        $____________________
      28. Less:  Aggregate principal amount outstanding under
          the Note as of the end of the Current Period                  $____________________
      29. Less:  Outstanding L/C Obligations as of the end of the
          Current Period                                                $____________________
      30. Total Outstandings (Line 28 + Line 29)                                                   $____________________
      31. Equals:  Amount available for borrowing subject to the terms of
          the Agreement, if positive; or amount due, if negative                                    $____________________


The terms "Accounts" and "Inventory" have the respective meanings as set forth in the Texas Business and Commerce Code in effect as of the date of the Agreement. Inventory shall be valued at the lesser of: (a) market value; and
(b) cost. "Other Ineligible Accounts" mean all such Accounts of Borrower that are not subject to a first and prior Lien in favor of Bank, those Accounts that are subject to any Lien not in favor of Bank and those Accounts of Borrower as shall be deemed from time to time to be, in the sole judgment of Bank, ineligible for purposes of determining the Borrowing Base. "Other Ineligible Inventory" means that Inventory of Borrower that is not subject to a first and prior Lien in favor of Bank, that Inventory that is subject to any Lien not in favor of Bank and that Inventory of Borrower as shall be deemed from time to time to be in the sole judgment of Bank, ineligible for purposes of determining the Borrowing Base. All other terms not defined herein shall have the respective meanings as in the Agreement.

Borrower certifies that the above information and computations are true, correct, complete and not misleading as of the date hereof.


Borrower:     ERC INDUSTRIES, INC.

By:_____________________________________________________________________________

Name:___________________________________________________________________________

Title:__________________________________________________________________________

Address:________________________________________________________________________

Date:___________________________________________________________________________



                             EXHIBIT B Page 1 of 1

                                 EXHIBIT C-1

                 Application for Commercial Letters of Credit

                [Insert application here marked as Exhibit C-1]








                                 EXHIBIT C-1

                                  EXHIBIT C-2

                   Application for Standby Letters of Credit

                [Insert application here marked as Exhibit C-2]












                                  EXHIBIT C-2

                        EXHIBIT D to Agreement between
                     ERC INDUSTRIES, INC. ("Borrower") and
               Texas Commerce Bank National Association ("Bank")
               dated the Effective Date as same may be amended,
                     restated and supplemented in writing.

                  REPORTING REQUIREMENTS, FINANCIAL COVENANTS
                                      AND
                 COMPLIANCE CERTIFICATE FOR CURRENT REPORTING
                  PERIOD ENDING ________, 199__ ("END DATE")

A. REPORTING PERIOD. THIS EXHIBIT WILL BE IN PROPER FORM AND SUBMITTED WITHIN 30 DAYS OF THE END OF EACH CALENDAR QUARTER INCLUDING THE LAST REPORTING PERIOD OF THE FISCAL YEAR AND WITH THE FISCAL YEAR END FINANCIAL STATEMENT.

                   BORROWER'S FISCAL YEAR ENDS ON    , 19  .

B.  Reporting


==================================================================================================================================
  Financial Reporting.  Borrower will provide the following                                                             Compliance
  financial information within the times indicated:                                                                     Certificate
 ==================================================================================================================================
                     WHO                         WHEN DUE                        WHAT                                   Compliance
                     ---                         --------                        ----                                    (Circle)
                                                                                                                        Yes      No
-----------------------------------------------------------------------------------------------------------------------------------

BORROWER                        (i)   Within 100 days of fiscal year end       Annual financial statements (balance      Yes     No
                                                                               sheet, income statement, cash flow
                                                                               statement) audited (with unqualified
                                                                               opinion) by independent certified public
                                                                               accountants satisfactory to Bank,
                                                                               accompanied by Compliance Certificate
                                ---------------------------------------------------------------------------------------------------

                                (ii)  Within 30 days of each Reporting Period  Unaudited interim financial statements    Yes     No
                                      End Date, including final period of      accompanied by Compliance Certificate
                                      fiscal year
                                ---------------------------------------------------------------------------------------------------

                                (iii) Within 30 days of each month end         Borrowing Base Report (Exhibit B)         Yes     No
===================================================================================================================================







C.


====================================================================================================================================



FINANCIAL COVENANTS.  Borrower will comply with the                           COMPLIANCE CERTIFICATE
following financial covenants, defined in accordance with GAAP and the definitions in Section 8, and incorporating the
calculation adjustments indicated on the Compliance Certificate:
------------------------------------------------------------------------------------------------------------------------------------

                         REQUIRED                                         ACTUAL REPORTED                         Compliance
                         --------                                         ---------------                          (Circle)
Except as specified otherwise, each covenant will be          For Current Reporting Period/as                     Yes     No
maintained at all times and reported for each                 of the End Date
Reporting Period or as of each Reporting Period End
Date, as appropriate:

-----------------------------------------------------------------------------------------------------------------------------------
1. Maintain a Tangible Net Worth as adjusted of at least       Stockholders' Equity               $ _____          Yes     No
   $15,500,000.00.                                             Minus:  Goodwill                   $ _____
                                                                       Other Intangible Assets    $ _____
                                                                       Loans/Advances to
                                                                        Equity holders            $ _____
                                                                       Loans to Affiliates        $ _____
                                                               Plus:   Subordinated Debt          $ _____

                                                               =  Tangible Net Worth as adjusted  $ _____
------------------------------------------------------------------------------------------------------------------------------------

2. Maintain a Current Ratio of at least 1.25 to 1.0.           $_________/$_________= $___________                 Yes     No
                                                               Current Assets  Current Liabilities  Current Ratio
------------------------------------------------------------------------------------------------------------------------------------

3. Maintain a ratio of total Indebtedness as adjusted to       Liabilities (GAAP)                 $ _____          Yes     No
   Tangible Net Worth as adjusted no greater than              Plus:  Contingent obligations      $ _____
   2.00 to 1.0.                                                       Liens on Borrower's Property
                                                                      not included in Borrower's
                                                                      liabilities                 $ _____
                                                               Minus: Subordinated Debt           $ _____
                                                               Equals:Indebtedness as adjusted    $ _____

                                                               Stockholders' Equity               $ _____
                                                               Minus: Goodwill                    $ _____
                                                                      Other Intangible Assets     $ _____
                                                                      Loans/Advances to
                                                                      Equity holders              $ _____
                                                                      Loans to Affiliates         $ _____
                                                               Plus:  Subordinated Debt           $ _____

                                                               =  Tangible Net Worth as adjusted  $ _____

                                                               $____________/$____________ = _______
                                                               Indebtedness (adjusted)   TNW (adjusted)
=============================================================================================================================


                          EXHIBIT D Page 1 of 2 Pages


================================================================================================================================
D.  Other Required Covenants to be maintained and to be certified.        COMPLIANCE CERTIFICATE
================================================================================================================================
                         REQUIRED                                           ACTUAL REPORTED                       Compliance
--------------------------------------------------------------------  ----------------------------                 (Circle)
(i)   Borrower shall not declare or pay any dividend                                                               Yes    No
================================================================================================================================

THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT C AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL.

The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):

 [ ] No default or Event of Default has occurred under the Agreement during the current Reporting Period, or been discovered from a prior period, and not reported.

 [ ] A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:

      [ ]    was cured on ___________________________________.

      [ ]    was waived by Bank in writing on ______________________________.

      [ ]    is continuing.

      Description of Event of Default: _________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

Executed this _________ day of _________________________, 19________________.



BORROWER:  ERC INDUSTRIES, INC.


SIGNATURE:______________________________________________________________________

NAME:___________________________________________________________________________

TITLE:       (Chief Financial Officer or President)
       _________________________________________________________________________

ADDRESS:  16920 Park Row,   Houston, TX 77084




                          EXHIBIT D Page 2 of 2 Pages

                                PROMISSORY NOTE
                                 (this "Note")

U.S. $10,000,000.00                                       June 4, 1997 ("Date")

FOR VALUE RECEIVED, ERC INDUSTRIES, INC., a Delaware corporation ("Borrower"), promises to pay to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Bank") on or before May 25, 1998, (the "Termination Date"), at its banking house at 712 Main Street, Houston, Harris County, Texas, or at such other location as Bank may designate, in lawful money of the United States of America, the lesser of: (i) the principal sum of TEN MILLION AND NO/100THS UNITED STATES DOLLARS (U.S. $10,000,000.00); or (ii) the aggregate unpaid principal amount of all loans made by Bank (each such loan being a "Loan"), which may be outstanding on the Termination Date. Each Loan shall be due and payable on the maturity date agreed to by Bank and Borrower with respect to such Loan (the "Maturity Date"). In no event shall any Maturity Date fall on a date after the Termination Date. Subject to the terms and conditions of this Note and the Letter Agreement, Borrower may borrow, repay and reborrow all or any part of the credit provided for herein at any time before the Termination Date, there being no limitation on the number of Loans made so long as the total unpaid principal amount at any time outstanding does not exceed the Maximum Loan Total. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Letter Agreement.
"Adjusted LIBOR Rate" means a per annum interest rate determined by Bank by dividing: (i) the LIBOR Rate by (ii) Statutory Reserves provided that Statutory Reserves is greater than zero, otherwise Adjusted LIBOR Rate means a per annum interest rate equal to the LIBOR Rate. "LIBOR Rate" means with respect to any LIBOR Loan for any Interest Period the interest rate determined by Bank by reference to the British Bankers' Association Interest Settlement Rates (as set forth by any service selected by Bank which has been nominated by the British Bankers' Association as an authorized information vender for the purpose of displaying such rates including but not limited to Bloomberg, Reuters or Telerate) to be the rate at approximately 11:00 a.m. London time, two Business Days prior to the commencement of such Interest Period for dollar deposits in an amount comparable to such LIBOR Loan with a maturity comparable to such Interest Period.
"Board" means the Board of Governors of the Federal Reserve System of the United States.
"Borrowing Date" means any Business Day on which Bank shall make or continue a Loan hereunder.
"Business Day" means a day: (i) on which Bank and commercial banks in New York City are generally open for business; and (ii) with respect to LIBOR Loans, on which dealings in United States Dollar deposits are carried out in the London interbank market.
"Highest Lawful Rate" means the maximum nonusurious rate of interest from time to time permitted by applicable law. If Texas law determines the Highest Lawful Rate, Bank has elected the "indicated" (weekly) ceiling as defined in the Texas Credit Code or any successor statute. Bank may from time to time, as to current and future balances, elect and implement any other ceiling under such Code and/or revise the index, formula or provisions of law used to compute the rate on this open-end account by notice to Borrower, if and to the extent permitted by, and in the manner provided in such Code.
"Interest Period" means the period commencing on the Borrowing Date and ending on the Maturity Date, consistent with the following provisions. The duration of each Interest Period shall be: (a) in the case of a Prime Rate Loan, a period of up to the Termination Date unless any portion thereof is converted to a LIBOR Loan hereunder; and (b) in the case of a LIBOR Loan, a period of up to one, two, three or six months; in each case as selected by Borrower and agreed to by Bank. Borrower's choice of Interest Period is subject to the following limitations:
(i) No Interest Period shall end on a date after the Termination Date; and (ii) If the last day of an Interest Period would be a day other than a Business Day, the Interest Period shall end on the next succeeding Business Day (unless the Interest Period relates to a LIBOR Loan and the next succeeding Business Day is in a different calendar month than the day on which the Interest Period would otherwise end, in which case the Interest Period shall end on the next preceding Business Day).
"Letter Agreement" means the Letter Agreement of even date herewith executed by the Borrower and the Bank, as amended from time to time.
"LIBOR Loan" means a Loan which bears interest at a rate determined by reference to the Adjusted LIBOR Rate.
"Loan Documents" means this Note, the Letter Agreement and any document or instrument evidencing, securing, guaranteeing or given in connection with this Note.
"Maximum Loan Total" means (a) the lesser of (i) $10,000,000.00 or (ii) the Borrowing Base less (b) L/C Obligations.
"Obligations" means all principal, interest and other amounts which are or become owing under this Note or any other Loan Document.
"Obligor" means Borrower and any guarantor, surety, co-signer, general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations.
"Prime Rate" means the rate determined from time to time by Bank as its prime rate. The Prime Rate shall change automatically from time to time without notice to Borrower or any other person. THE PRIME RATE IS A REFERENCE RATE AND MAY NOT BE BANK'S LOWEST RATE.
"Prime Rate Loan" means a Loan which bears interest at a rate determined by reference to the Prime Rate.
"Statutory Reserves" means the difference (expressed as a decimal) of the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which Bank is subject to, with respect to the LIBOR Rate, for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. LIBOR Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any bank under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

  Loans may be either Prime Rate Loans or LIBOR Loans. Borrower shall pay interest on the unpaid principal amount of each Prime Rate Loan at a rate per annum equal to the lesser of: (i) the Prime Rate in effect from time to time minus three-quarters of one percent (3/4%) (the "Effective Prime Rate"); or (ii) the Highest Lawful Rate. Accrued interest on each Prime Rate Loan is due and payable on the last day of each calendar quarter, on the date of any conversion to a LIBOR Loan and on the Termination Date. Borrower shall pay interest on the unpaid principal amount of each LIBOR Loan for the Interest Period with respect thereto at a rate per annum equal to the lesser of: (i) the Adjusted LIBOR Rate plus one percent (1%) (the "Effective LIBOR Rate"); or (ii) the Highest Lawful Rate. Accrued interest on each LIBOR Loan is due on the last day of each Interest Period applicable thereto, and in the case of an Interest Period in excess of three months, on each day which occurs every three months after the initial date of such Interest Period, and on any prepayment (on the amount prepaid).

  If at any time the effective rate of interest which would otherwise be payable on any Loan evidenced by this Note exceeds the Highest Lawful Rate, the rate of interest to accrue on the unpaid principal balance of such Loan during all such times shall be limited to the Highest Lawful Rate, but any subsequent reductions in such interest rate shall not become effective to reduce such interest rate below the Highest Lawful Rate until the total amount of interest accrued on the unpaid principal balance of such Loan equals the total amount of interest which would have accrued if the Effective Prime Rate, or Effective LIBOR Rate, whichever is applicable, had at all times been in effect.

  Each LIBOR Loan shall be in an amount not less than $150,000.00 and an integral multiple of $50,000.00 in excess thereof. Each Prime Rate Loan shall be in an amount not less than $50,000.00 and an integral multiple of $50,000.00 in excess thereof. Interest with respect to Prime Rate Loans shall be computed on the basis of the actual number of days elapsed and a year comprised of: 365 (or 366 as the case may be) days. Interest with respect to LIBOR Loans shall be calculated on the basis of a 360 day year for the actual days elapsed, unless such calculation would result in a usurious interest rate, in which case such interest shall be calculated on the basis of a 365 or 366 day year, as the case may be.

  The unpaid principal balance of this Note at any time will be the total amounts advanced by Bank, less the amount of all payments or prepayments of principal. Absent manifest error, the records of Bank will be conclusive as to
amounts owed.    Loans shall be made on Borrower's irrevocable notice to Bank, given not later than 10:00 A.M. (Houston time) on, in the case of LIBOR Loans, the third Business Day prior to the proposed Borrowing Date or, in the case of Prime Rate Loans, the first Business Day prior to the proposed Borrowing Date. Each notice of a requested borrowing (a "Notice of Requested Borrowing") under this paragraph may be oral or written, and shall specify: (i) the requested amount; (ii) proposed Borrowing Date; (iii) whether the requested Loan is to be a Prime Rate Loan or LIBOR Loan; and (iv) Interest Period for the LIBOR Loan. If any Notice of Requested Borrowing shall be oral, Borrower shall deliver to Bank prior to the Borrowing Date a confirmatory written Notice of Requested Borrowing.

                                 Page 1 of 4

                                                       Signed for Identification

                                                       By:______________________

PROMISSORY NOTE
ERC INDUSTRIES, INC.
June 4, 1997 ("Date")




  Borrower may on any Business Day prepay the outstanding principal amount of any Prime Rate Loan, in whole or in part. Partial prepayments shall be in an aggregate principal amount of $50,000.00 or a greater integral multiple of $50,000.00. Borrower shall have no right to prepay any LIBOR Loan.


  Provided that no Event of Default has occurred and is continuing, Borrower may elect to continue all or any part of any LIBOR Loan beyond the expiration of the then current Interest Period relating thereto by providing Bank at least three Business Day's written or telecopy notice of such election, specifying the Loan or portion thereof to be continued and the Interest Period therefor and whether it is to be a Prime Rate Loan or LIBOR Loan provided that any continuation as a LIBOR Loan shall not be less than $150,000.00 and shall be in an integral multiple of $50,000.00. If an Event of Default shall have occurred and be continuing, the Borrower shall not have the option to elect to continue any such LIBOR Loan or to convert Prime Rate Loans into LIBOR Loans. Provided that no Event of Default has occurred and is continuing, Borrower may elect to convert any Prime Rate Loan at any time or from time to time to a LIBOR Loan by providing Bank at least three Business Day's written or telecopy notice of such election, specifying each Interest Period therefor. Any conversion of Prime Rate Loans shall not result in a borrowing of LIBOR Loans in an amount less than $150,000.00 and in integral multiples of $50,000.00.

  If at any time Bank determines in good faith (which determination shall be conclusive) that any change in any applicable law, rule or regulation or in the interpretation, application or administration thereof makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for Bank or its foreign branch or branches to maintain any LIBOR Loan by means of dollar deposits obtained in the London interbank market (any of the above being described as a "LIBOR Event"), then, at the option of Bank, the aggregate principal amount of all LIBOR Loans outstanding shall be prepaid; however the prepayment may be made at the sole option of the Bank with a Prime Rate Loan. Upon the occurrence of any LIBOR Event, and at any time thereafter so long as such LIBOR Event shall continue, the Bank may exercise its aforesaid option by giving written notice thereof to Borrower.

  If Bank determines after the date of this Note that any change in applicable laws, rules or regulations regarding capital adequacy, or any change in the interpretation or administration thereof by any appropriate governmental agency, or compliance with any request or directive to Bank regarding capital adequacy (whether or not having the force of law) of any such agency, increases the capital required to be maintained with respect to any Loan and therefore reduces the rate of return on Bank's capital below the level Bank could have achieved but for such change or compliance (taking into consideration Bank's policies with respect to capital adequacy), then Borrower will pay to Bank from time to time, within 15 days of Bank's request, any additional amount required to compensate Bank for such reduction. Bank will request any additional amount by delivering to Borrower a certificate of Bank setting forth the amount necessary to compensate Bank. The certificate will be conclusive and binding, absent manifest error. Bank may make any assumptions, and may use any allocations of costs and expenses and any averaging and attribution methods, which Bank in good faith finds reasonable.

  If any domestic or foreign law, treaty, rule or regulation (whether now in effect or hereinafter enacted or promulgated, including Regulation D of the Board) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law): (a) changes, imposes, modifies, applies or deems applicable any reserve, special deposit or similar requirements in respect of any Loan or against assets of, deposits with or for the account of, or credit extended or committed by, Bank; or (b) imposes on Bank or the interbank eurocurrency deposit and transfer market or the market for domestic bank certificates or deposit any other condition affecting any such Loan; and the result of any of the foregoing is to impose a cost to Bank of agreeing to make, funding or maintaining any such Loan or to reduce the amount of any sum receivable by Bank in respect of any such Loan, then Bank may notify Borrower in writing of the happening of such event and Borrower shall upon demand pay to Bank such additional amounts as will compensate Bank for such costs as determined by Bank. Without prejudice to the survival of any other agreement of Borrower under this Note, the obligations of Borrower under this paragraph shall survive the termination of this Note.

  Borrower will indemnify Bank against, and reimburse Bank on demand for, any loss, cost or expense incurred or sustained by Bank (including without limitation any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Bank to fund or maintain LIBOR Loans) as a result of: (a) any payment or prepayment (whether permitted by Bank or required hereunder or otherwise) of all or a portion of any LIBOR Loan on a day other than the Maturity Date of such Loan; (b) any payment or prepayment, whether required hereunder or otherwise, of any LIBOR Loan made after the delivery of a Notice of Requested Borrowing but before the applicable Borrowing Date if such payment or prepayment prevents the proposed Loan from becoming fully effective; or (c) the failure of any LIBOR Loan to be made by Bank due to any action or inaction of Borrower. Such funding losses and other costs and expenses shall be calculated and billed by Bank and such bill shall, as to the costs incurred, be conclusive absent manifest error.

  All past-due principal and interest on this Note, will, at Bank's option, bear interest at the Highest Lawful Rate, or if applicable law does not provide for a maximum nonusurious rate of interest, at a rate per annum equal to the Prime Rate plus five percent (5%).

  In addition to all principal and accrued interest on this Note, Borrower agrees to pay: (a) all reasonable costs and expenses incurred by Bank and all owners and holders of this Note in collecting this Note through probate, reorganization, bankruptcy or any other proceeding; and (b) reasonable attorney's fees if and when this Note is placed in the hands of an attorney for collection.

  Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Note will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the contract or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on the unpaid principal amount of this Note. All amounts constituting interest will be spread throughout the full term of this Note in determining whether interest exceeds lawful amounts.

  If any payment of interest or principal herein provided for is not paid when due, or if any Event of Default occurs under the terms of the Letter Agreement, then Bank may do any or all of the following: (i) cease making Loans hereunder;
(ii) declare the Obligations to be immediately due and payable, without notice of acceleration or of intention to accelerate, presentment and demand or protest or notice of any kind, all of which are hereby expressly waived; (iii) set off, in any order, against the Obligations any debt owing by Bank to any Obligor, including, but not limited to, any deposit account, which right is hereby granted by each Obligor to Bank; and (iv) exercise any and all other rights under the Loan Documents, at law, in equity or otherwise.

  No waiver of any default is a waiver of any other default. Bank's delay in exercising any right or power under any Loan Document is not a waiver of such right or power.

  Each Obligor severally waives notice, demand, presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, protest, notice of protest, and the filing of suit and diligence in collecting this Note and all other demands and notices, and consents and agrees that its liabilities and obligations will not be released or discharged by any or all of the following, whether with or without notice to it or any other Obligor, and whether before or after the stated maturity hereof: (i) extensions of the time of payment; (ii) renewals; (iii) acceptances of partial payments; (iv) releases or substitutions of any collateral or any Obligor; and (v) failure, if any, to perfect or maintain perfection of any security interest in any collateral. Each Obligor agrees that acceptance of any partial payment will not constitute a waiver and that waiver of any default will not constitute waiver of any prior or subsequent default.

  Where appropriate the neuter gender includes the feminine and the masculine and the singular number includes the plural number.

  Borrower represents and agrees that: all Loans evidenced by this Note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, or household use as such terms are used in Chapter One of the Texas Credit Code. Borrower represents and agrees that each of the following statements is true unless the box preceding that statement is checked and initialed by Borrower and Bank: (i) [ ] ___________ ___________ No advances will be used primarily for agricultural purposes as such term is used in the Texas Credit Code. (ii) [ ] _____________ _____________ No advances will be used for the purpose of purchasing or carrying any margin stock as that term is defined in Regulation U of the Board. Notwithstanding anything

                                                       Signed for Identification

                                                       By:______________________

PROMISSORY NOTE
ERC INDUSTRIES, INC.
June 4, 1997 ("Date")



contained herein or in any other Loan Document, if this is a consumer credit obligation (as defined or described in 12 C.F.R. 227, Regulation AA, promulgated by the Board), the security for this credit obligation will not extend to any non-possessory security interest in household goods (as defined in Regulation
AA) other than a purchase money security interest, and no waiver of any notice contained herein or therein will extend to any waiver of notice prohibited by Regulation AA.

   Chapter 15 of the Texas Credit Code shall not apply to this Note or to any Loan evidenced by this Note.

  This Note is issued by the Maker to evidence Loans outstanding from time to time not to exceed the Maximum Loan Total in the aggregate, pursuant to a $10,000,000.00 revolving line of credit (the "Revolving Line of Credit") extended by the Bank to the Maker pursuant to the Letter Agreement. It is given in renewal, increase and modification of that certain promissory note dated June 30, 1996 executed by Maker and payable to the order of the Bank on or before June 30, 1997 in the principal amount of $5,000,000.00.

  This Note is governed by Texas law. If any provision of this Note is illegal or unenforceable, that illegality or unenforceability will not affect the remaining provisions of this Note. BORROWER AND BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY BORROWER OR BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST BORROWER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. BANK MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.

  For purposes of this Note, any assignee or subsequent holder of this Note will be considered the "Bank," and each successor to Borrower will be considered the "Borrower."

  Each Borrower and cosigner represents that if it is not a natural person, it is duly organized and validly existing and in good standing under the laws of the state of its incorporation or organization; has full power to own its properties and to carry on its business as now conducted; is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification desirable; and has not commenced any dissolution proceedings. Each Borrower and cosigner that is subject to the Texas Revised Partnership Act ("TRPA") agrees that Bank is not required to comply with Section 3.05(d) of the TRPA and agrees that Bank may proceed directly against one or more partners or their property without first seeking satisfaction from partnership property. Each Borrower and cosigner represents that if it conducts business under an assumed business or professional name it has properly filed Assumed Name Certificate(s) in the office(s) required by Chapter 36 of the Texas Business and Commerce Code. Each of the persons signing below as Borrower or cosigner represents that he/she has full requisite power and authority to execute and deliver this Note to Bank on behalf of the party for whom he/she signs and to bind such party to the terms and conditions of this Note and that this Note is enforceable against such party.

  NO COURSE OF DEALING BETWEEN BORROWER AND BANK, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS NOTE OR ANY OTHER LOAN DOCUMENT.

  THIS NOTE AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                                                       Signed for Identification

                                                       By:______________________

PROMISSORY NOTE
ERC INDUSTRIES, INC.
June 4, 1997 ("Date")





  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        IN WITNESS WHEREOF, Borrower has executed this Note effective the day, month and year first aforesaid.


                              BORROWER:  ERC INDUSTRIES, INC.


                              By:______________________________________________

                              Name:____________________________________________

                              Title:___________________________________________

(Bank's signature is provided as its acknowledgment of the above as the final written agreement between the parties and as its agreement with each Borrower subject to TRPA that Bank is not required to comply with Section 3.05(d) of TRPA.)

TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:__________________________________________

Name:________________________________________

Title:_______________________________________

                                                       Signed for Identification

                                                       By:______________________